UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2016

FULL HOUSE RESORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32583	13-3391527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4670 S. Fort Apache Road, Suite 190 Las Vegas, Nevada	89147
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 221-7800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

On March 16, 2016, Full House Resorts, Inc., through its wholly-owned subsidiary Gaming Entertainment (Indiana) LLC (the "Company"), entered into that certain First Amendment to Hotel Lease/Purchase Agreement (the "First Amendment") with Rising Sun/Ohio County First, Inc., an Indiana non-profit corporation (as "Landlord") amending terms of that certain Hotel Lease/Purchase Agreement dated August 15, 2013 (the "Lease") to facilitate certain capital improvements to be made by the Company at the Rising Star Casino Resort. The First Amendment:

•	extends the initial term of the Lease by four years to October 1, 2027.

•	reduces rent from April 2016 through March 2020 (the "Rent Reduction Period") from $77,537 per month as follows:

◦	$48,537 per month from April 2016 through March 2017;

◦	$56,537 per month from April 2017 through March 2018;

◦	$57,537 per month from April 2018 through March 2019; and

◦	$63,537 per month from April 2019 through March 2020.

After the Rent Reduction Period, rent is expected to be approximately $54,326 per month, commencing on April 1, 2020 through the expiration of the Lease. An annual interest rate of 4.5% is applied to the rent payment schedule from October 1, 2017 through the expiration of the Lease.

•
requires the Company to invest a minimum of $1,000,000 in capital expenditures at the Rising Star Casino Resort by March 31, 2017. Possible capital improvements include: (i) rebranding and renovating the steakhouse; and (ii) renovating the lower level of boat and adding a new restaurant concept.

•	if the Company does not provide proof of capital expenditures to the landlord by June 1, 2017, the rent reductions cease after the rent payment due on such date.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, which is filed as Exhibit 10.1 to this Report, and which is hereby incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit 10.1	First Amendment to Hotel Lease / Purchase Agreement dated March 16, 2016, by and between Rising Sun/Ohio County First, Inc. and Gaming Entertainment (Indiana) LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Full House Resorts, Inc.

Date: March 18, 2016	/s/ Lewis A. Fanger
Lewis A. Fanger, Senior Vice President, Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment to Hotel Lease / Purchase Agreement dated March 16, 2016, by and between Rising Sun/Ohio County First, Inc. and Gaming Entertainment (Indiana) LLC